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                                                                  EXHIBIT 10.8.4





                             AMENDMENT NO. 9 TO THE

                          ARIZONA NUCLEAR POWER PROJECT

                             PARTICIPATION AGREEMENT



                          APS Contract No:  4172-419.00





June 12, 1984
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                             AMENDMENT NO. 9 TO THE

                          ARIZONA NUCLEAR POWER PROJECT

                             PARTICIPATION AGREEMENT

1. PARTIES:

   The Parties to this Amendment No. 9 to the Arizona Nuclear Power Project Participation Agreement, hereinafter referred to as "Amendment No. 9," are:
   ARIZONA PUBLIC SERVICE COMPANY, a corporation organized and existing under and by virtue of the laws of the State of Arizona, hereinafter referred to as "Arizona"; SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an agricultural improvement district organized and existing under and by virtue of the laws of the State of Arizona, hereinafter referred to as "Salt River Project"; SOUTHERN CALIFORNIA EDISON COMPANY, a corporation organized and existing under and by virtue of the laws of the State of California, hereinafter referred to as "Edison"; PUBLIC SERVICE COMPANY OF NEW MEXICO, a corporation organized and existing under and by virtue of the laws of the State of New Mexico, hereinafter referred to as "PNM"; EL PASO ELECTRIC COMPANY, a corporation organized and existing under and by virtue of the laws of the State of Texas, hereinafter referred to as "El Paso"; and SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY, a joint powers agency organized and existing under and by virtue of the laws of the State of California, doing business in the State of Arizona as SOUTHERN ARIZONA PUBLIC POWER AUTHORITY ASSOCIATION, hereinafter referred to as "SCPPA."

2. RECITALS:

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   2.1   Arizona, Salt River Project, Edison, PNM, El Paso and SCPPA are
         parties to a certain agreement entitled Arizona Nuclear Power Project Participation Agreement, dated as of August 23, 1973, as amended by Amendment No. 1, dated as of January 1, 1974, Amendment No. 2, dated as of August 28, 1975, Amendment No. 3, dated as of July 22, 1976, Amendment No. 4, dated as of December 15, 1977, Amendment No. 5, dated as of December 5, 1979, Amendment No. 6, dated as of September 28, 1981, Amendment No. 7, dated as of March 4, 1982, and Amendment No. 8, dated as of June 17, 1983, hereinafter as so amended "Participation Agreement."

   2.2 The Participants desire to limit their risks of liability due to Willful Action, whether or not it results from or arises out of a nuclear incident.

3. AGREEMENT:

   In consideration of the terms and conditions contained in this Agreement No. 9 to the Participation Agreement, the parties agree as follows:

4. EFFECTIVE DATE:

   This amendment No. 9 shall become effective when executed by all Participants.

5. AMENDMENT NO. 9 TO THE PARTICIPATION AGREEMENT:

   5.1   Amendment to Section 3.56.

         Section 3.56 of the Participation Agreement shall be deleted in its entirety and a new Section 3.56 shall be added to read as follows:


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           "3.56  WILLFUL ACTION

            3.56.1 Action taken or not taken by a Participant (including the Operating Agent), at the direction of its directors, members of its governing bodies, officers or employees having management or administrative responsibility affecting its performance under any of the Project Agreements,which action is knowingly or intentionally taken or not taken with conscious indifference to the consequences thereof or with intent that injury or damage would result or would probably result therefrom.

            3.56.2 Action taken or not taken by a Participant (including the Operating Agent), at the direction of its directors, members of its governing bodies, officers or employees having management or administrative responsibility affecting its performance under any of the Project Agreements, which action has been determined by final arbitration award or final judgment or judicial decree to be a material default under any of the Project Agreements and which action occurs or continues beyond the time specified in


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                      such arbitration award or judgment or judicial decree for
                      curing such default or, if no time to cure is specified therein, occurs or continues beyond a reasonable time to cure such default.

            3.56.3 Action taken or not taken by a Participant (including the Operating Agent), at the direction of its directors, members of its governing bodies, officers or employees having management or administrative responsibility affecting its performance under any of the Project Agreements, which action is knowingly or intentionally taken or not taken with the knowledge that such action taken or not taken is a material default under any of the Project Agreements.

            3.56.4 The phrase 'employees having management or administrative responsibility' as used in this Section 3.56 means employees of a Participant who are responsible for one or more of the executive functions of planning, organizing, coordinating, directing, controlling, and supervising such Participant's performance under any of the Project Agreements; provided


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                      however, that, with respect to employees of the Operating
                      Agent acting in its capacity as such and not in its capacity as a Participant, such phrase shall refer only to (i) the senior employee of the Operating Agent on duty at ANPP who is responsible for the operation of the Generating Units and (ii) anyone in the organizational structure of the Operating Agent between such senior employee and an officer.

            3.56.5 Willful Action does not include any act or failure to act which is merely involuntary, accidental or negligent."

   5.2   Amendment to Section 21.

         Section 21 of the Participation Agreement, composed of subsections
         21.1 through 21.6 inclusive, shall be deleted in its entirety and a new Section 21 shall be added to read as follows:

         "21.  LIABILITY

               21.1 Except for any judgment debt for damage resulting from Willful Action and except to the extent any judgment debt is collectible from valid Project Insurance, and subject to the provisions of Sections 21.2, 21.4, 21.5, and 21.6 hereof, each Participant hereby extends to


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                      all other Participants, their directors, members of their
                      governing bodies, officers and employees its covenant not to execute, levy or otherwise enforce a judgment obtained against any of them, including recording or effecting a judgment lien, for any direct, indirect or consequential loss, damage, claim, cost, charge or expense, whether or not resulting from the negligence of such Participant, its directors, members of its governing bodies, officers, employees, or any person or entity whose negligence would be imputed to such Participant from (i) Construction
                      Work, Operating Work, the design and construction of Capital Improvements, or the use of or ownership of ANPP or (ii) the performance or nonperformance of the obligations of a Participant under the Project
                      Agreements, other than the obligation to pay any monies which have become due.

      21.2 In the event any insurer providing Project Insurance refuses to pay any judgment obtained


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            by a Participant against another Participant, its directors, members of its governing bodies, officers or employees, on account of liability referred to in Section 21.1 hereof, the Participant, its directors, members of its governing bodies, officers or employees against whom the judgment is obtained shall, at the request of the prevailing Participant and in consideration of the covenant given in Section 21.1 hereof, execute such documents as may be necessary to effect an assignment of its contractual rights against the nonpaying insurer and thereby give the prevailing Participant the opportunity to enforce its judgment directly against such insurer. In no event when a judgment debt is collectible from valid Project Insurance shall the Participant obtaining the judgment execute, levy or otherwise enforce the judgment (including recording or effecting a judgment lien) against the Participant, its directors, members of its governing bodies, officers or employees, against whom the judgment was obtained.

      21.3 Except as provided in Sections 21.4, 21.5, and 21.6 hereof, the costs and expenses of discharging all Work Liability or liability


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            resulting from the design or construction of Capital Improvements imposed upon on or more of the Participants for which payment is not made by Project Insurance shall be shared among and paid by all Participants in proportion to their respective Generation Entitlement Shares.

      21.4 Each Participant shall be responsible for any damage, loss, claim, cost, charge or expense that is not covered by Project Insurance and results from its own Willful Action as defined in Section
            3.56.2 hereof and shall indemnify and hold harmless the other Participants, their directors, members of their governing bodies, officers and employees from any such damage, loss, claim, cost, charge or expense.

      21.5 Except as provided in Section 21.4 hereof, the aggregate liability of any Participant to all other Participants for Willful Action not covered by Project Insurance shall be determined as follows:

            21.5.1 All such liability for damages, losses, claims, costs, charges or expenses of such Participant shall not exceed $10,000,000 per occurrence. Each Participant extends to each other Participant, its directors, members of


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                      its governing bodies, officers and employees its covenant
                      not to execute, levy or otherwise enforce a judgment obtained against any of them for any such aggregate liability in excess of $10,000,000 per occurrence.

            21.5.2 A claim based on Willful Action must be perfected by filing suit in a court of competent jurisdiction within three years after the Willful Action occurs. All claims made thereafter relating to the same Willful Action shall be barred by this Section 21.5.2. The award to each nonwillfully acting Participant from each Participant determined to have committed Willful Action shall be determined as follows: (i) Each Participant who successfully files suit for remuneration shall receive the lesser of (a) its final judgment awarded (or settlement made) or (b) its pro-rata Generation Entitlement Share of the $10,000,000 maximum recovery established in Section 21.5.1 hereof. (ii) When all pending suits are resolved, those Participants who were


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                      awarded judgments or reached settlements but whose claims
                      were not fully satisfied pursuant to Section 21.5.2(i) shall be entitled to participate in any remaining portion of the $10,000,000 maximum recovery limit, based upon the ratio of the unsatisfied portion of such Participant's judgment or settlement to the total unsatisfied portion of all such judgments and settlements. Such participation shall be limited to the Participants' unsatisfied judgments or settlements.

      21.6 Except for liability resulting from Willful Action (which, subject to the provisions of Section 21.5 hereof, shall be the responsibility of the willfully acting Participant), any Participant whose electric customer shall have a claim or bring an action against any other Participant for any death, injury, loss or damage arising out of or in connection with electric service to such customer and caused by the operation or failure of operation of ANPP or any portion thereof, shall indemnify and hold harmless such other Participant, its directors, members of its governing bodies,


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            officers and employees from and against any liability for such death, injury, loss or damage.

      21.7 The provisions of this Section 21 shall not be construed so as to relieve any insurer of its obligation to pay any insurance proceeds in accordance with the terms and conditions of valid and collectible Project Insurance policies.

      21.8 The Participants agree that the aggregate liability limit of $10,000,000 referenced in Sections 21.5.1 and 21.5.2 hereof may be determined in the future to be inappropriate and shall make a good faith effort to evaluate and, if appropriate, revise said limit at the request of any Participant."

   5.3 Except as provided herein, the Participation Agreement, as amended by this Amendment No. 9, shall remain in full force and effect.

6. EXECUTION BY COUNTERPARTS:

   This Amendment No. 9 may be executed in any number of counterparts, and upon execution by all Participants, each executed counterpart shall have the same force and effect as an original instrument and as if all Participants had signed the same instrument. Any signature page of this Amendment No. 9 may be detached from any counterpart of this Amendment No. 9 without


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   impairing the legal effect of any signatures thereon, and may be attached to another counterpart of this Amendment No. 9 identical in form hereto but having attached to it one or more signature pages.

7. SIGNATURE CLAUSE:

   The signatories hereto represent that they have been appropriately authorized to enter into this Amendment No. 9 on behalf of the party for
   whom they sign.  This Amendment No. 9 is hereby executed as of the      day
   of       , 1984.


                                        ARIZONA PUBLIC SERVICE COMPANY
ATTEST:

                                        By
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Its                                     Its
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                                        SALT RIVER PROJECT AGRICULTURAL
                                        IMPROVEMENT AND POWER DISTRICT
ATTEST AND COUNTERSIGN:

                                        By
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Its                                     Its
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                                        SOUTHERN CALIFORNIA EDISON COMPANY
ATTEST:

                                        By
- --------------------------                --------------------------------

Its                                     Its
   -----------------------                 -------------------------------


                                        PUBLIC SERVICE COMPANY OF NEW MEXICO
ATTEST:

                                        By
- --------------------------                --------------------------------

Its                                     Its
   -----------------------                 -------------------------------


                                        EL PASO ELECTRIC COMPANY
ATTEST:

                                        By
- --------------------------                --------------------------------

Its                                     Its
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                                        SOUTHERN CALIFORNIA PUBLIC POWER
                                        AUTHORITY, doing business in the
                                        State of Arizona as SOUTHERN
                                        CALIFORNIA PUBLIC POWER AUTHORITY
                                        ASSOCIATION
ATTEST:

                                        By
- --------------------------                --------------------------------

Its                                     Its
   -----------------------                 -------------------------------


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